UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
_______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 19, 2026

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SCILEX HOLDING COMPANY
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-39852 (Commission File Number)	92-1062542 (IRS Employer Identification No.)

960 San Antonio Road, Palo Alto, California, 94303
(Address of principal executive offices, including zip code)

(650) 516-4310

Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, if Changed Since Last Report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

(Title of each class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, par value $0.0001 per share	SCLX	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $402.50	SCLXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement

Warrant Agreement

On February 19, 2026, Scilex Holding Company (the “Company”) entered into a Warrant Agreement (the “Warrant Agreement”) with Oramed Pharmaceuticals Inc. (“Oramed”). Pursuant to the Warrant Agreement, Oramed deferred its right to receive an amortization payment scheduled to be paid by the Company on October 1, 2025 as set forth in the amortization schedule included in that certain Senior Secured Convertible Note (the “Tranche B Notes”) issued to Oramed pursuant to that certain Securities Purchase Agreement, dated as of October 7, 2024, by and among the Company and the investors party thereto (including Oramed) in exchange for the Company’s agreement to issue a new warrant to purchase an aggregate of 100,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”, and such warrants, the “February 2026 Warrant”) at an initial exercise price of $20.00 per share (the “Exercise Price”) as described below. The deferred amortization payment was made to Oramed in November 2025.

The February 2026 Warrant is immediately exercisable upon issuance. The issuance of the February 2026 Warrant was made pursuant to an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D as promulgated thereunder by the U.S. Securities and Exchange Commission (the “SEC”). The Company has agreed to file as soon as practicable (and in any event within the later of (i) 30 calendar days following the date of the Warrant Agreement, (ii) 10 days following the date of the filing with the SEC of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and (iii) March 31, 2026) a registration statement on Form S-3 (or Form S-1 if Form S-3 is not available to the Company) registering under the Securities Act the resale by Oramed of the shares of Common Stock of the Company issuable upon exercise of the February 2026 Warrant or to include such shares of Common Stock in any other registration statement on Form S-3 filed by the Company. The February 2026 Warrant shall have an expiration date of December 13, 2029.

The Exercise Price is subject to adjustment for any stock split, stock dividend, stock combination, recapitalization or similar event and is also subject to adjustment in connection with certain subsequent offerings at a per share price less than the exercise price of the February 2026 Warrant then in effect, subject to a floor price of $8.22 (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations and similar events). If at the time of exercise of the February 2026 Warrant there is no effective registration statement registering the shares of Common Stock underlying the February 2026 Warrant, such warrant may be exercised on a cashless basis pursuant to their terms.

A holder of a February 2026 Warrant shall not have the right to exercise any portion of a February 2026 Warrant to the extent that, after giving effect to such exercise, the holder (together with certain related parties) would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the shares of Common Stock outstanding immediately after giving effect to such exercise. The Maximum Percentage may be raised or lowered to any other percentage not in excess of 9.99%, at the option of the holder, except that any increase will only be effective upon 61 days’ prior notice to the Company.

The February 2026 Warrant prohibits the Company from entering into specified fundamental transactions unless the successor entity (subject to certain exceptions) assumes all of the Company’s obligations under the February 2026 Warrant under a written agreement before the transaction is completed. Upon specified corporate events, a February 2026 Warrant holder will thereafter have the right to receive upon an exercise such shares, securities, cash, assets or any other property whatsoever which the holder would have been entitled to receive upon the happening of the applicable corporate event had the February 2026 Warrant been exercised immediately prior to the applicable corporate event. When there is a transaction involving specified changes of control, the holder of the February 2026 Warrant will have the right to force the Company to repurchase such holder’s February 2026 Warrant for a purchase price in cash equal to the Black Scholes value, as calculated under the February 2026 Warrants, of the then unexercised portion of the February 2026 Warrant.

The Warrant Agreement contains other customary provisions including representations and warranties of the Company and Oramed.

The Warrant Agreement is filed as Exhibit 10.1 and the form of February 2026 Warrant is filed as Exhibit 10.2, in each case to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing descriptions of the terms of the Warrant Agreement and the form of February 2026 Warrant do not purport to be complete and are qualified in their entirety by reference to such exhibits.

No Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 with respect to the issuance of the February 2026 Warrant pursuant to the Warrant Agreement is hereby incorporated by reference into this Item 3.02. The issuance of the February 2026 Warrant was made, and the issuance of the shares of Common Stock underlying the February 2026 Warrants will be made, in reliance on the exemption from registration pursuant to Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Form of February 2026 Warrant.
10.1*	Warrant Agreement, dated as of February 19, 2026, by and between the Company and Oramed Pharmaceuticals Inc.
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

* Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCILEX HOLDING COMPANY

	By:	/s/ Stephen Ma
	Name:	Stephen Ma
Date: February 20, 2026	Title:	Chief Financial Officer